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                                                                    Exhibit 10.4

                                  SCHEDULE 5.2

     Provide Administrative Agent with each of the documents set forth below at the following times in form satisfactory to Administrative Agent (and if so requested by Administrative Agent, with copies for each Lender):

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Weekly, provided,            (a) an Account roll-forward with supporting details
however, that if, at    supplied from sales journals, collection journals,
any time, Excess        credit registers and any other records,
Availability shall be
in an amount less            (b) notice of all claims, offsets, or disputes
than $1,500,000, the    asserted by Account Debtors with respect to Borrower's
documents identified    and its Subsidiaries' Accounts, and
in (a), (b) and (c)
shall be provided on         (c) copies of invoices together with corresponding
a daily basis until     shipping and delivery documents, and credit memos
such time as Excess     together with corresponding supporting documentation,
Availability shall be   with respect to invoices and credit memos in excess of
in an amount equal to   an amount determined in the sole discretion of
or in excess of         Administrative Agent, from time to time, and
$1,500,000
                             (d) a detailed report of all Investments made by
                        Borrower to any of its Subsidiaries during the prior week.

Each Monthly Period          (e) a Borrowing Base Certificate,
(no later than the
10th Business Day            (f) a detailed aging, by total, of Borrower's
after the start of      Accounts, together with a reconciliation and supporting
such Monthly Period)    documentation for any reconciling items noted (delivered
                        electronically in an acceptable format, if Borrower has implemented electronic reporting),

                             (g) a detailed calculation of those Accounts that
                        are not eligible for the Borrowing Base, if Borrower has not implemented electronic reporting,

                             (h) a report in form and substance satisfactory to
                        Administrative Agent and certified by Borrower as being accurate and complete listing all Accounts relating to Government Contracts as of such date, which shall include the amount and age of each such Account, showing separately those which are more than 30, 60, 90 or 120 days old (delivered electronically in an acceptable format, if
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                        Borrower has implemented electronic reporting) and a
                        description of all Liens, set-offs, defenses and counterclaims with respect thereto, together with a reconciliation of such schedule with the schedule delivered in the previous month,

                             (i) Inventory system/perpetual reports specifying
                        the cost and the wholesale market value of Borrower's and its Subsidiaries' Inventory, by category, with additional detail showing additions to and deletions therefrom (delivered electronically in an acceptable format, if Borrower has implemented electronic reporting),

                             (j) a detailed Inventory system/perpetual report
                        together with a reconciliation to Borrower's general ledger accounts (delivered electronically in an acceptable format, if Borrower has implemented electronic reporting),

                             (k) a detailed calculation of Inventory categories
                        that are not eligible for the Borrowing Base, if Borrower has not implemented electronic reporting,

                             (l) a summary aging, by vendor, of Borrower's and
                        its Subsidiaries' accounts payable and any book overdraft (delivered electronically in an acceptable format, if Borrower has implemented electronic reporting) and an aging, by vendor, of any held checks,

                             (m) certified copies of tax receipts evidencing
                        such payment by Borrower of its taxes, including real estate and ad valorem taxes,

                             (n) a detailed report of Borrower's and its
                        Subsidiaries' backlog,

                             (o) a detailed report regarding Borrower's and its
                        Subsidiaries' cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash, and

                             (p) a monthly Account roll-forward, in a format
                        acceptable to Administrative Agent in its discretion, tied to the beginning and ending account receivable balances of Borrower's general ledger.

Each Monthly Period          (q) a reconciliation of Accounts, trade accounts
(on the last Business   payable, and Inventory of Borrower's general ledger
Day of such Monthly     accounts to its monthly financial statements including
Period)                 any book reserves related to each category, in each case
                        with respect to the prior Monthly Period.

Annually                     (r) a detailed list of Borrower's and its
                        Subsidiaries' customers, with address and contact information.
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                             (s) a physical Inventory.

Upon request by              (t) copies of purchase orders and invoices for
Administrative Agent    Inventory acquired by Borrower or its Subsidiaries, and

                             (u) such other reports as to the Collateral or the
                        financial condition of Borrower and its Subsidiaries, as Administrative Agent may reasonably request.
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